March 11, 2016

PRESS RELEASE

Century Casinos, Inc. Announces Fourth Quarter 2015 Results

Colorado Springs, Colorado – March 11, 2016 – Century Casinos, Inc. (NASDAQ Capital Market®: CNTY) today announced its financial results for the three months and year ended December 31, 2015.

2015 Highlights*

•	Net operating revenue was $134.4 million, a 12% increase from the year ended December 31, 2014.
•	Adjusted EBITDA** was $23.5 million, an 83% increase from the year ended December 31, 2014.
•	Net earnings attributable to Century Casinos, Inc. shareholders were $11.9 million, an 867% increase from the year ended December 31, 2014.
•	Earnings per share were $0.49.
•	Book value per share*** at December 31, 2015 was $5.01.

Fourth Quarter 2015 Highlights*

•	Net operating revenue was $32.6 million, a 4% increase from the three months ended December 31, 2014.
•	Adjusted EBITDA** was $5.2 million, a 31% increase from the three months ended December 31, 2014.
•	Net earnings attributable to Century Casinos, Inc. shareholders were $0.7 million, a 421% increase from the three months ended December 31, 2014.
•	Earnings per share were $0.03.

The period over period increases in net operating revenue, Adjusted EBITDA** and net earnings attributable to Century Casinos, Inc. shareholders relate to the operating results of Century Downs Racetrack and Casino (“CDR”) and Century Bets! Inc. (“CBS”). CDR opened its casino on April 1, 2015 and held its first horse race on April 25, 2015. CBS began operating the pari-mutuel off-track betting network in southern Alberta on May 4, 2015. The Company owns 75% of each of CDR and CBS through one of its subsidiaries.

*Amounts presented are rounded.  As such, rounding differences could occur in period over period changes and percentages reported.

**Adjusted EBITDA and Adjusted EBITDA margin are Non-GAAP financial measures. See discussion and reconciliation of Non-GAAP financial measures in Supplemental Information below.

*** The Company defines book value per share as total Century Casinos shareholders’ equity divided by outstanding common shares.

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Amounts in thousands, except per share data	For the Three Months Ended December 31,			For the Year Ended December 31,
Consolidated Results:	2015	2014	% Change	2015	2014	% Change
Net operating revenue	$32,627	$31,259	4%	$134,431	$120,048	12%
Earnings from operations	2,472	639	287%	16,493	2,657	521%
Net earnings (loss) attributable to Century Casinos, Inc. shareholders	739	(230)	421%	11,907	1,232	866%

Adjusted EBITDA**	$5,203	$3,975	31%	$23,495	$12,850	83%

Earnings per share:
Basic	$0.03	$(0.01)	400%	$0.49	$0.05	880%
Diluted	$0.03	$(0.01)	400%	$0.49	$0.05	880%
Weighted average common shares:
Basic	24,425	24,381		24,429	24,381
Diluted	24,639	24,417		24,469	24,419

“Our company had an exceptional 2015, as all of our properties increased both net operating revenue and Adjusted EBITDA year-over-year, in local currency. Casinos Poland more than doubled its Adjusted EBITDA and grew its Adjusted EBITDA margin from 7.3 percent to 13.5 percent. Century Downs and Century Bets successfully opened for business in the second quarter and have contributed significantly to our top and bottom lines every quarter since,” Erwin Haitzmann and Peter Hoetzinger, Co Chief Executive Officers of Century Casinos, said. “Our balance sheet is in great shape, as net debt decreased from $13.2 million at the end of 2014 to $7.2 million at the end of 2015,” they continued.

*Amounts presented are rounded.  As such, rounding differences could occur in period over period changes and percentages reported.

**Adjusted EBITDA and Adjusted EBITDA margin are Non-GAAP financial measures. See discussion and reconciliation of Non-GAAP financial measures in Supplemental Information below.

*** The Company defines book value per share as total Century Casinos shareholders’ equity divided by outstanding common shares.

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Three Months and Year Ended December 31, 2015 Results*

The table below shows the Company’s operating segments that are included in each of the Company’s reportable segments:

Reportable Segment	Operating Segment
Canada	Century Casino & Hotel - Edmonton
Canada	Century Casino Calgary
Canada	Century Downs Racetrack and Casino
Canada	Century Bets!
United States	Century Casino & Hotel – Central City
United States	Century Casino & Hotel – Cripple Creek
Poland	Casinos Poland
Corporate and Other	Cruise Ships & Other
Corporate and Other	Corporate Other

Net operating revenue increased by $1.4 million, or 4%, and $14.4 million, or 12%, for the three months and year ended December 31, 2015 compared to the three months and year ended December 31, 2014.  Following is a summary of the changes in net operating revenue by segment for the three months and year ended December 31, 2015 compared to the three months and year ended December 31, 2014:

	Net Operating Revenue
	For the Three Months		For the Year
	Ended December 31,		Ended December 31,
	2015/2014		2015/2014
Amounts in millions	Change	% Change	Change	% Change
Canada	$2.9	32%	$11.3	33%
United States	0.2	4%	1.7	7%
Poland	(0.8)	(5%)	1.0	2%
Corporate and Other	(1.0)	(54%)	0.3	4%
Total	$1.4	4%	$14.4	12%

*Amounts presented are rounded.  As such, rounding differences could occur in period over period changes and percentages reported.

**Adjusted EBITDA and Adjusted EBITDA margin are Non-GAAP financial measures. See discussion and reconciliation of Non-GAAP financial measures in Supplemental Information below.

*** The Company defines book value per share as total Century Casinos shareholders’ equity divided by outstanding common shares.

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Earnings from operations increased by $1.8 million, or 287%, and $13.8 million, or 521%, for the three months and year ended December 31, 2015 compared to the three months and year ended December 31, 2014.   Following is a summary of the changes in earnings from operations by segment for the three months and year ended December 31, 2015 compared to the three months and year ended December 31, 2014:

	Earnings from Operations
	For the Three Months		For the Year
	Ended December 31,		Ended December 31,
	2015/2014		2015/2014
Amounts in millions	Change	% Change	Change	% Change
Canada	$0.4	17%	$4.1	49%
United States	0.1	45%	1.8	86%
Poland	0.0	(2%)	4.3	2642%
Corporate and Other	1.3	43%	3.6	47%
Total	$1.8	287%	$13.8	521%

Net earnings (loss) attributable to Century Casinos, Inc. shareholders increased by $1.0 million, or 421%, and $10.7 million, or 867%, for the three months and year ended December 31, 2015 compared to the three months and year ended December 31, 2014.  Following is a summary of the changes in net earnings (loss) attributable to Century Casinos, Inc. shareholders by segment for the three months and year ended December 31, 2015 compared to the three months and year ended December 31, 2014:

	Net Earnings (Loss) Attributable to Century Casinos, Inc. Shareholders
	For the Three Months		For the Year
	Ended December 31,		Ended December 31,
	2015/2014		2015/2014
Amounts in millions	Change	% Change	Change	% Change
Canada	$(0.5)	(26%)	$1.4	21%
United States	0.1	44%	1.1	86%
Poland	0.6	125%	3.0	2688%
Corporate and Other	0.8	29%	5.2	81%
Total	$1.0	421%	$10.7	867%

Items deducted from or added to earnings from operations to arrive at net earnings (loss) attributable to Century Casinos, Inc. shareholders include interest income, interest expense, gains (losses) on foreign currency transactions and other, income tax expense and non-controlling interests.

*Amounts presented are rounded.  As such, rounding differences could occur in period over period changes and percentages reported.

**Adjusted EBITDA and Adjusted EBITDA margin are Non-GAAP financial measures. See discussion and reconciliation of Non-GAAP financial measures in Supplemental Information below.

*** The Company defines book value per share as total Century Casinos shareholders’ equity divided by outstanding common shares.

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*Amounts presented are rounded.  As such, rounding differences could occur in period over period changes and percentages reported.

**Adjusted EBITDA and Adjusted EBITDA margin are Non-GAAP financial measures. See discussion and reconciliation of Non-GAAP financial measures in Supplemental Information below.

*** The Company defines book value per share as total Century Casinos shareholders’ equity divided by outstanding common shares.

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Segment Results (in thousands)*

The following are segment results for net operating revenue and Adjusted EBITDA**.

	Net Operating Revenue			Adjusted EBITDA**
	For the Three Months			For the Three Months
	Ended December 31,			Ended December 31,
	2015	2014	% Change	2015	2014	% Change
Canada	$11,950	$9,068	32%	$3,688	$2,917	26%
United States	6,478	6,251	4%	1,073	973	10%
Poland	13,348	14,103	(5%)	1,667	1,781	(6%)
Corporate and Other	851	1,837	(54%)	(1,225)	(1,696)	28%
Consolidated	$32,627	$31,259	4%	$5,203	$3,975	31%

	Net Operating Revenue			Adjusted EBITDA**
	For the Year			For the Year
	Ended December 31,			Ended December 31,
	2015	2014	% Change	2015	2014	% Change
Canada	$45,900	$34,599	33%	$15,384	$10,354	49%
United States	28,438	26,707	7%	6,401	4,528	41%
Poland	52,208	51,191	2%	7,080	3,683	92%
Corporate and Other	7,885	7,551	4%	(5,370)	(5,715)	6%
Consolidated	$134,431	$120,048	12%	$23,495	$12,850	83%

*Amounts presented are rounded.  As such, rounding differences could occur in period over period changes and percentages reported.

**Adjusted EBITDA and Adjusted EBITDA margin are Non-GAAP financial measures. See discussion and reconciliation of Non-GAAP financial measures in Supplemental Information below.

*** The Company defines book value per share as total Century Casinos shareholders’ equity divided by outstanding common shares.

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Balance Sheet and Liquidity

As of December 31, 2015, the Company had $29.4 million in cash and cash equivalents and  $36.5 million in outstanding debt on its balance sheet compared to $24.7 million in cash and cash equivalents and $37.8 million in outstanding debt at December 31, 2014.  The $36.5 million in outstanding debt as of December 31, 2015 includes $20.4 million related to the Company’s Bank of Montreal credit agreement,  $1.7 million related to Casinos Poland, Ltd. and $14.7 million related to a long-term land lease and capital leases of CDR, net of $0.3 million in deferred financing costs.

The Company adopted Accounting Standard Update No. 2015-03, Simplifying the Presentation of Debt Issuance Costs, and, as a result, $0.4 million was reclassified from long-term assets to long-term debt in the Company’s consolidated balance sheet for the year ended December 31, 2014.

Conference Call Information

Today the Company will post a copy of its annual report on Form 10-K filed with the SEC for the year ended December 31, 2015 on its website at http://corporate.cnty.com/investor-relations/sec-filings. The Company will also post a presentation on the fourth quarter results on its website at http://corporate.cnty.com/investor-relations/presentations-and-interviews.

Century Casinos will host its fourth quarter 2015 earnings conference call today at 8:00 am MST; 4:00 pm CET, respectively. U.S. domestic participants should dial 1-844-244-9160. For all international participants, please use 330-931-4670 to dial-in. Participants may listen to the call live at https://centurycasinos.adobeconnect.com/earningsrelease or obtain a recording of the call on the Company’s website until March  31, 2016 at http://corporate.cnty.com/investor-relations/sec-filings.

*Amounts presented are rounded.  As such, rounding differences could occur in period over period changes and percentages reported.

**Adjusted EBITDA and Adjusted EBITDA margin are Non-GAAP financial measures. See discussion and reconciliation of Non-GAAP financial measures in Supplemental Information below.

*** The Company defines book value per share as total Century Casinos shareholders’ equity divided by outstanding common shares.

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(continued)

CENTURY CASINOS, INC. AND SUBSIDIARIES

FINANCIAL INFORMATION – US GAAP BASIS

Century Casinos, Inc.
Condensed Consolidated Statements of Earnings (Loss)

	For the Three Months Ended December 31,		For the Year Ended December 31,
Amounts in thousands, except for per share information	2015	2014	2015	2014
Operating revenue:
Net operating revenue	$32,627	$31,259	$134,431	$120,048
Operating costs and expenses:
Total operating costs and expenses	30,155	30,620	117,938	117,391
Earnings from operations	2,472	639	16,493	2,657
Non-operating income (expense):
Interest income	17	9	38	81
Interest expense	(786)	(748)	(3,315)	(2,837)
Gain on foreign currency transactions and other	984	142	2,126	517
Non-operating income (expense), net	215	(597)	(1,151)	(2,239)
Earnings before income taxes	2,687	42	15,342	418
Income tax provision	1,433	721	1,835	1,507
Net earnings (loss)	1,254	(679)	13,507	(1,089)
Net (earnings) loss attributable to non-controlling interest	(515)	449	(1,600)	2,321
Net earnings (loss) attributable to Century Casinos, Inc. shareholders	$739	$(230)	$11,907	$1,232

Earnings (loss) per share attributable to Century Casinos, Inc.:
Basic	$0.03	$(0.01)	$0.49	$0.05
Diluted	$0.03	$(0.01)	$0.49	$0.05

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CENTURY CASINOS, INC. AND SUBSIDIARIES

FINANCIAL INFORMATION – US GAAP BASIS

Century Casinos, Inc.
Condensed Consolidated Balance Sheets
(Amounts in thousands)
	December 31,	December 31,
	2015	2014
Assets
Current assets	$34,540	$30,163
Property and equipment, net	131,582	134,627
Other assets	20,961	22,322
Total assets	$187,083	$187,112

Liabilities and Equity
Current liabilities	$23,300	$28,128
Non-current liabilities	36,508	36,558
Century Casinos, Inc. shareholders' equity	122,416	118,428
Non-controlling interest	4,859	3,998
Total liabilities and equity	$187,083	$187,112

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CENTURY CASINOS, INC. AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

Century Casinos, Inc.

Constant Currency Results* (unaudited)

	For the three months ended			For the year ended
	December 31,			December 31,
	2015	2014	% Change	2015	2014	% Change
Net Operating Revenue as reported (GAAP)	$32,627	$31,259	4%	$134,431	$120,048	12%
Unfavorable foreign currency impact vs. 2014	4,108			11,814
Net Operating Revenue constant currency (non-GAAP)*	$36,735	$31,259	18%	$146,245	$120,048	22%

Adjusted EBITDA as reported***	$5,203	$3,975	31%	$23,495	$12,850	83%
Unfavorable foreign currency impact vs. 2014	885			2,689
Adjusted EBITDA constant currency (non-GAAP)*	$6,088	$3,975	53%	$26,184	$12,850	104%

Century Casinos, Inc.

Adjusted EBITDA Margins ** by Segment (unaudited)

	For the Three Months		For the Year
	Ended December 31,		Ended December 31,
	2015	2014	2015	2014
Canada	31%	32%	34%	30%
United States	17%	16%	23%	17%
Poland	12%	13%	14%	7%
Corporate and Other	(144%)	(92%)	(68%)	(76%)
Consolidated Adjusted EBITDA Margin	16%	13%	17%	11%

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CENTURY CASINOS, INC. AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

Century Casinos, Inc.

Reconciliation of Adjusted EBITDA *** to Net Earnings (Loss) by Segment

Amounts in thousands

	For the Three Months Ended December 31, 2015
	Canada	United States	Poland	Corporate and Other	Total
Net earnings (loss)	$1,483	$260	$1,012	$(2,016)	$739
Interest expense (income), net	753	0	20	(4)	769
Income taxes	613	159	393	268	1,433
Depreciation and amortization	837	654	646	82	2,219
Non-controlling interest	9	0	506	0	515
Non-cash stock-based compensation	0	0	0	411	411
(Gain) loss on foreign currency transactions and other	(14)	0	(117)	8	(123)
Loss on disposition of fixed assets	7	0	68	26	101
Other one-time income	0	0	(861)	0	(861)
Adjusted EBITDA	$3,688	$1,073	$1,667	$(1,225)	$5,203

Century Casinos, Inc.

Reconciliation of Adjusted EBITDA *** to Net Earnings (Loss) by Segment

Amounts in thousands

	For the Three Months Ended December 31, 2014
	Canada	United States	Poland	Corporate and Other	Total
Net earnings (loss)	$1,991	$180	$450	$(2,851)	$(230)
Interest expense (income), net	676	0	68	(5)	739
Income taxes (benefit)	571	110	251	(211)	721
Depreciation and amortization	477	644	697	196	2,014
Non-controlling interest	(675)	0	226	0	(449)
Non-cash stock-based compensation	0	0	0	972	972
(Gain) loss on foreign currency transactions and other	(125)	0	(22)	5	(142)
Loss on disposition of fixed assets	2	39	0	0	41
Acquisition costs	0	0	0	198	198
Other one-time expenses	0	0	111	0	111
Adjusted EBITDA	$2,917	$973	$1,781	$(1,696)	$3,975

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CENTURY CASINOS, INC. AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

Century Casinos, Inc.

Reconciliation of Adjusted EBITDA *** to Net Earnings (Loss) by Segment

Amounts in thousands

	For the Year Ended December 31, 2015
	Canada	United States	Poland	Corporate and Other	Total
Net earnings (loss)	$7,819	$2,381	$2,899	$(1,192)	$11,907
Interest expense (income), net	3,160	1	129	(13)	3,277
Income taxes (benefit)	2,110	1,461	1,136	(2,872)	1,835
Depreciation and amortization	2,472	2,558	2,571	398	7,999
Non-controlling interest	152	0	1,448	0	1,600
Non-cash stock-based compensation	0	0	0	1,641	1,641
(Gain) loss on foreign currency transactions and other	(685)	0	(1,444)	3	(2,126)
Loss on disposition of fixed assets	11	0	341	30	382
Preopening expenses	345	0	0	0	345
Other one-time income	0	0	0	(3,365)	(3,365)
Adjusted EBITDA	$15,384	$6,401	$7,080	$(5,370)	$23,495

Century Casinos, Inc.

Reconciliation of Adjusted EBITDA *** to Net Earnings (Loss) by Segment

Amounts in thousands

	For the Year Ended December 31, 2014
	Canada	United States	Poland	Corporate and Other	Total
Net earnings (loss)	$6,446	$1,283	$(112)	$(6,385)	$1,232
Interest expense (income), net	2,473	1	319	(37)	2,756
Income taxes (benefit)	1,971	786	25	(1,275)	1,507
Depreciation and amortization	1,910	2,419	2,839	667	7,835
Non-controlling interest	(2,267)	0	(54)	0	(2,321)
Non-cash stock-based compensation	0	0	0	1,028	1,028
(Gain) loss on foreign currency transactions and other	(193)	0	(342)	18	(517)
Loss on disposition of fixed assets	2	39	587	3	631
Acquisition costs	115	0	0	266	381
Other one-time (income) costs	(103)	0	421	0	318
Adjusted EBITDA	$10,354	$4,528	$3,683	$(5,715)	$12,850

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CENTURY CASINOS, INC. AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

*  The impact of foreign exchange rates is highly variable and difficult to predict.  The Company uses a Constant Currency basis to show the impact from foreign exchange rates on current period revenue compared to prior period revenue using the prior period’s foreign exchange rates. In order to properly understand the underlying business trends and performance of the Company’s ongoing operations, management believes that investors may find it useful to consider the impact of excluding changes in foreign exchange rates from the Company’s net operating revenue and Adjusted EBITDA***.

** The Company defines Adjusted EBITDA margin as Adjusted EBITDA*** divided by net operating revenue. Management uses this margin as one of several measures to evaluate the efficiency of the Company’s casino operations.

***  The Company defines Adjusted EBITDA as net earnings (loss) before interest expense (income), net, income taxes (benefit), depreciation, amortization, non-controlling interest  (earnings) losses and transactions,  pre-opening expenses, acquisition costs, non-cash stock-based compensation charges, asset impairment costs, (gain) loss on disposition of fixed assets, discontinued operations, (gain) loss on foreign currency transactions and other, gain on business combination and certain other one-time items such as the consideration for the early termination of the concession agreements with Oceania Cruises and Regent Seven Seas Cruises. Intercompany transactions consisting primarily of management and royalty fees and interest, along with their related tax effects, are excluded from the presentation of net earnings (loss) and Adjusted EBITDA reported for each segment. Not all of the aforementioned items occur in each reporting period, but have been included in the definition based on historical activity. These adjustments have no effect on the consolidated results as reported under accounting principles generally accepted in the United States of America (“US GAAP”). Adjusted EBITDA is not considered a measure of performance recognized under US GAAP. Management believes that Adjusted EBITDA is a valuable measure of the relative performance of the Company and its properties. The gaming industry commonly uses Adjusted EBITDA as a method of arriving at the economic value of a casino operation. Management uses Adjusted EBITDA to compare the relative operating performance of separate operating units by eliminating the above mentioned items associated with the varying levels of capital expenditures for infrastructure required to generate revenue and the often high cost of acquiring existing operations. Adjusted EBITDA is used by the Company’s lending institution to gauge operating performance. The Company’s computation of Adjusted EBITDA may be different from, and therefore may not be comparable to, similar measures used by other companies within the gaming industry. Please see the reconciliation of Adjusted EBITDA to net earnings (loss) above.

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CENTURY CASINOS, INC. AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

About Century Casinos, Inc.:

Century Casinos, Inc. is an international casino entertainment company that operates worldwide. The Company owns and operates Century Casino & Hotels in Cripple Creek and Central City, Colorado, and in Edmonton, Alberta, Canada and the Century Casino in Calgary, Alberta, Canada. Through its Austrian subsidiary, Century Casinos Europe GmbH (“CCE”), the Company holds a 66.6% ownership interest in Casinos Poland Ltd., the owner and operator of nine casinos in Poland. The Company, through CCE, also holds a 75% ownership interest in both CDR, which began operations in the north metropolitan area of Calgary, Alberta, Canada in April 2015, and CBS, which began operating the pari-mutuel off-track horse betting network in southern Alberta, Canada in May 2015. The Company operates ten ship-based casinos onboard ships of the following cruise lines: TUI Cruises and Windstar Cruises. The Company manages the operations of the casino at the Hilton Aruba Caribbean Resort and Casino. The Company, through CCE, also owns a 7.5% interest in, and provides consulting services to, Mendoza Central Entretenimientos S.A., a company that provides gaming-related services to Casino de Mendoza in Mendoza, Argentina.  The Company continues to pursue other international projects in various stages of development.

Century Casinos’ common stock trades on The NASDAQ Capital Market® under the symbol CNTY.

For more information about Century Casinos, visit our website at www.cnty.com.

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CENTURY CASINOS, INC. AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

This release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and assumptions of the management of Century Casinos based on information currently available to management. Such forward-looking statements include, but are not limited to, statements regarding future results of operations, operating efficiencies, synergies and operational performance, the prospects for projects in development, debt repayment, investments in joint ventures, outcomes of legal proceedings and plans for our casinos and our Company. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Important factors that could cause actual results to differ materially from the forward-looking statements include, among others, the risks described in the section entitled “Risk Factors” under Item 1A in our Annual Report on Form 10-K for the year ended December 31, 2015. Century Casinos disclaims any obligation to revise or update any forward-looking statement that may be made from time to time by it or on its behalf.

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